                        OHIO NATIONAL VARIABLE ACCOUNT D
                    THE OHIO NATIONAL LIFE INSURANCE COMPANY
                        GROUP VARIABLE ANNUITY CONTRACTS

SUPPLEMENT DATED NOVEMBER 3, 2005 TO THE PROSPECTUS DATED MAY 1, 2005

The following changes are made to the prospectus dated May 1, 2005:

Effective November 2, 2005, the subadviser for the Ohio National Fund Small Cap Growth Portfolio is Janus Capital Management LLC.